Exhibit 99.2

Cautionary Statement Regarding Forward-Looking Information

These materials and related comments may contain statements relating to anticipated financial performance, business prospects, new products, and similar matters. These statements and others that include words such as "expect", "anticipate", "believe", "intend", and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for these types of statements. In order to comply with the terms of the safe harbor, please note that a variety of factors could cause our actual results and experiences to differ materially from the anticipated results or other expectations expressed in our forward-looking statements. The risks and uncertainties that may affect the operations, performance, development and results of our business include but are not limited to the following:

  changes to interest rate levels and stock market performance may impact our lapse rates, market value of our investment portfolio and our ability to sell life insurance products, notwithstanding product features to mitigate the financial impact of such changes,
  the degree to which our products are accepted by customers and agents (including the agents of our alliance partners) will impact our future growth rate,
  extraordinary acts of nature or man may result in higher than expected claim activity, and
  changes in federal and state income tax laws and regulations may affect the relative tax advantage of our products.

FBL Financial Group, Inc.

Investor Conference 2003

Kathleen Till Stange
Director of Investor Relations

Agenda

- **Strategic Overview,** *Bill Oddy, Chief Executive Officer*
- **Organizational Overview,** *JoAnn Rumelhart, Executive Vice President*
- **Sales, Marketing and the Farm Bureau Financial Services Brand,** *John Paule, Chief Marketing Officer*
- **A View from the Field,** *Rick Fleener, Farm Bureau Financial Services agent*
- **Financial Review,** *Jim Noyce, Chief Financial Officer*
- **Capital Structure and Planning,** *Jim Brannen, VP-Finance*
- **American Equity Coinsurance Agreement,** *Don Seibel, VP-Accounting*
- **DAC and GMDB,** *Rod Bubke, Life Financial VP*
- **Investments,** *Lou Ann Sandburg, VP-Investments and Bob Rummelhart, Investment VP*
- **Closing,** *Bill Oddy, CEO*

FBL Financial Group, Inc.

Strategic Overview

Bill Oddy
Chief Executive Officer

FBL Financial Group, Inc.

Farm Bureau Mutual Insurance Company

Farm Bureau Life Insurance Company

EquiTrust Life Insurance Company

Continuity Drives Growth

+20%
2002 operating income per common share

+12%
2002 operating return on equity

+ 21%
2002 total assets

+17%
2002 stock price

Premiums


Millions
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2002
Proforma
Life
Annuity
P/C

Life Insurance Companies

Life Insurance In Force


Billions
$35
$30
$25
$20
$15
$10
$5
$0
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002

P/C Insurance Companies

Units In Force



# of Units (Thousands)
1,400
1,200
1,000
800
600
400
200
0
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2002
Proforma

Assets



Billions
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2002
Proforma
Life
P/C

FBL Financial Group, Inc.

continuity drives growth...

Net Worth



$800
$700
$600
$500
$400
$300
$200
$100
$0
Millions
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2002
Proforma
Life
P/C

Note: The decrease in Net Worth during 1999 is attributable to a $75 million extraordinary dividend to FBL Financial Group, Inc.

Growth Driven by Leveraging FBL's Greatest Strengths

- Strong and growing marketing organization with a niche Farm Bureau marketplace
- Product expertise
- Focused on consolidations in Farm Bureau network and beyond

FBL Executes Plans in Accordance with Growth Strategies

1. Internal growth
2. Alliances
3. Consolidations

Strategy #1

Internal growth within our traditional Farm Bureau distribution network

Strategy #2

Alliances and Relationships with Other Companies

Strategy #3

Consolidations

Farm Bureau Financial Services
Organizational Chart


FBL FINANCIAL GROUP
FARM BUREAU MUTUAL
KFB INSURANCE COMPANY INC
4 P/C INSURANCE AGENCY SUBSIDIARIES
SIXTEENTH STREET FINANCE CO INC
WESTERN AGRICULTURAL
23.0%
33%
WESTERN COMPUTER SVCS
FBL FIN.GROUP CAPITAL TRUST
FARM BUREAU LIFE INS. CO.
FBL FINANCIAL SERVICES
FBL REAL EST VENTURES
EQUITRUST LIFE INS CO
WESTERN AG INS AGENCY
FBL LEASING SVCS
FBL INS BROKERAGE
EQUITRUST ASSIGNED BENEFIT CO
EQUITRUST MARKETING SERVICES, LLC
EQUITRUST INVESTMENT MGMT SVCS

FBL Financial Group, Inc.

continuity drives growth...

Ownership of FBL Financial Group



10%
56%
25%
7%
2%
Iowa Farm Bureau Federation
Other Farm Bureau Organizations
Institutional Shareholders
Individual Shareholders
Officers, Directors and Employees

December 31, 2002 - Class A common stock

FBL Challenges	FBL Opportunities
Core marketing territory limited geographically	Growth in core distribution FBFS agents Increased presence and growth in more metropolitan areas Increased penetration of Farm Bureau membership base Increased cross-selling to current customers
Farm Bureau M&A opportunities are limited	Experience in FB consolidation and seen as consolidator of choice Analyze opportunities outside of the FB marketplace Increase and expand alliance relationships
Limited public float	Create a transaction that increases public float

Industry Challenges	FBL Response
Credit environment	Maintain credit discipline
Low interest rate environment	Maximize risk-adjusted investment returns
Volatile equity markets	Continue to offer diversified product portfolio. Variable segment is relatively small.
GMDB exposure	Maintain conservative stance - fully reserved
Bush's proposed savings plans	Continue to offer diversified product portfolio. Capitalize on opportunities.

2003 Strategy

- Grow core distribution of FBFS agents
- Maintain state-of-the-art product portfolio
- Grow core sales by 8%
- Continued expense reduction initiatives



to be continued..
FBL Financial Group, Inc.

2003 Strategy

- Leverage Farm Bureau Mutual property-casualty merger
- Maximize risk-adjusted investment returns
- Expand EquiTrust distribution
- Optimize capital base
- Operating income per share $1.97-$2.07

Corporate Governance

- Strong audit committee
- Board committee on corporate governance
- Expensing stock options
- CEO/CFO certification committee
- Proactively early adopting Sarbanes-Oxley rules

Vision Statement

> …we have developed a reputation… based on honesty, integrity and fair dealing.

FBL Financial Group, Inc.

Organizational Overview

Jo Ann Rumelhart
Executive Vice President

What Defines Us?

Who are we?

What do we do?

How do we operate?

What Makes FBL Financial Group Unique?

- Niche market
- Expertise in consolidations
- Flexibility to adapt to changing marketplace
- Proven ability to grow beyond Farm Bureau core market
- Demonstrated excellence in customer service, along with expertise as a service provider

FBL Financial Group, Inc.

Holding company with primary operating subsidiaries of:

Farm Bureau Life Insurance Company

EquiTrust Life Insurance Company

Farm Bureau Life's Rich History

- Formed in 1944
- Underwrites, markets and distributes life insurance, annuities and mutual funds
- 15 midwestern and western states
- Exclusive marketing arrangements with state Farm Bureau federations
- State Farm Bureaus associated with the American Farm Bureau - largest farm and ranch organization in the United States

Farm Bureau Life

- Exclusive use of Farm Bureau name and logo
- Enhanced prestige and brand awareness
- Stable customer base, mortality and persistency better than industry

Farm Bureau Life Insurance Company Distribution System

- Exclusive agency force of 1,855 agents
- Independent contractors selling only Farm Bureau authorized products
- 1,111 agents in 8 states sell both life and property casualty products (multi-line states)
- Property-casualty merger on 01/01/03 added 450 agents managed by FBL
- 744 agents located in 7 states sell Farm Bureau Life products, and offer property casualty products of Farm Bureau P-C companies not managed by FBL

Farm Bureau Life Market Territory


MT
ND
MN
WI
ID
SD
WY
IA
NE
UT
CO
KS
AZ
NM
OK

FBL manages multi-line insurance operations

FBL life products only

FBL is unique because...

…we are a strong and growing marketing organization with a niche in the Farm Bureau market place

continuity
drives growth

FBL Demonstrates Cross-Selling Success

Percentage of Customers
Who Own Both Life and Property-Casualty Products



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
8.0%
19.9%
Industry
Farm Bureau Life

Industry Source: LIMRA

Farm Bureau Life Achieves Significant Penetration of Farm Bureau Market

Percentage of Farm Bureau members who own a Farm Bureau insurance product.*



70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
66.7%
23.8%
Significant opportunity to cross-sell
Property/Casualty
Life

* Based on statistics in states where FBL managed the multi-line insurance operations in 2002.

FBL is unique because...

...of our product expertise

growth
starts with solutions

A Comprehensive Portfolio of Products

Variable Universal Life	Last Survivor Variable Universal Life	Variable Annuities
Whole Life	Universal Life	Fixed Annuities
Term Life	Annuity Pay-Out Products: Fixed and Variable	Mutual Funds

Life products for every market, every economic scenario


Product Mix 1998
35%
42%
3%
20%
Product Mix 2002
14%
3%
52%
31%
Term
Traditional
UL
VUL

Based on number of policies issued in year

FBL is unique because...

...we are a consolidator in the Farm Bureau network

solutions
begin with people

FBL - a Leader in Consolidating Farm Bureau Operations

- Farm Bureau affiliated acquisitions/consolidations
  - Utah Farm Bureau Life Insurance Company (1984)
  - Utah Farm Bureau Insurance Company (1984)
  - South Dakota Farm Bureau Mutual Insurance Company (1987)
  - Rural Security Life Insurance Company (1993)
  - Western Farm Bureau Life Insurance Company (1994)
  - Western Agricultural Insurance Company (1996)
  - Western Farm Bureau Mutual Insurance Company (1996)
  - Kansas Farm Bureau Life Insurance Company (2001)
  - Farm Bureau Mutual Insurance Company of Nebraska (2003)
  - Farm Bureau Mutual Insurance Company, Inc. of Kansas (2003)

Life Company Mergers Increase Efficiencies

- Product portfolio revision expertise
- Administrative expertise
- Operational expertise
- Expense reduction expertise
- Information technology system expertise

Mergers have created the platform for continuous improvement in products, operations and administrative systems infrastructure.

Consolidation with Kansas Farm Bureau Life - January 1, 2001


Revised Product Portfolios
Reduced Expenses
Consolidated Systems

Completely Revised Product Portfolio
Between April 1, 2001 and September 1, 2002

- All Life
- 10-Pay All Life
- Express Issue Whole Life
- Choice Term
  - 1 year
  - 10 year
  - 20 year
  - 30 year
- Express Issue Term
- Universal Life
- Variable Universal Life
- Last Survivor Variable Universal Life
- Fixed Annuity
- Variable Annuity
- Single Premium Immediate Annuity
- Fixed and Variable Payout Options

Spread Management

- Decreased policyholder dividends, 10-01-02
- Increased Universal Life and annuity target spreads, 09-01-02
- Increased target spreads for short payment options, 09-01-02
- Decreased agent compensation for short payment options, 09-01-02
- Managed target spreads closely, implementing significant decreases in credited rates on Universal Life plans and annuity blocks of business

Recent Annuity Interest Rate Revisions



7.0%
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
* Product discontinued 09/02
Jan Feb Mar Apr May June July Aug Sept Oct Nov Dec Jan Feb Mar Apr May June July Aug Sept Oct Nov Dec Jan Feb
2001
2002
2003
SPIA
FPDA
SPDA

System Consolidation

- Every company merger presents an opportunity to consolidate or eliminate life administration systems
- Kansas consolidation - no exception
- Converting Kansas processing system from "The Administrator" to "Life-Comm"
  - Phase I conversion completed November 30, 2002. 12,000 term policies.
  - Phase II conversion on schedule for May 30, 2003. 66,000 remaining policies.
- Long-term annual savings of over $2 million in information technology costs

Administrative Review

- Revised all forms, applications and procedures
- Streamlined operations
- Reduced staff and consulting expenses in information technology, accounting, actuarial, marketing and sales administrative areas

Consolidations and the Impact on the Distribution System

- New products
- New illustration systems
- New training
- New marketing materials

…leading to renewed emphasis on life sales...

Consolidations and the Impact on the Distribution System

...and improved sales results:

	2002		2000
Term face amount issued	up 59%		
Term average face amount issued	$ 189,109	*vs.*	$144,265
Term average premium/policy	$451	*vs.*	$354
Whole life face amount issued	up 394%		
Whole life average face amount issued	$ 73,349	*vs.*	$ 28,937
Whole life average premium/policy	$ 1,032	*vs.*	$ 489
Annuity first year premium	up 101%		

Farm Bureau Life 2003 Initiatives

- Complete consolidation of systems
- Leverage property casualty merger:
  - Management of two additional multi-line states
  - More emphasis on cross selling
- Begin product development using 2001 CSO mortality table
- Review and revise dividends on all products, especially Kansas in-force block to Farm Bureau Life profit and pricing expectations

Farm Bureau Life 2003 Initiatives

(continued)

- **Administrative Efficiencies**
  - Automatic MIB requests/MVR requests
  - Implement teleunderwriting
  - Install imaging technology
  - Implement new POS/new business enhancements to Life-Comm system
  - Implement web-based inquiry and processing capability for clients and policyowners

EquiTrust Life Insurance Company

Purchased as shell company in 1997, initially with the purpose to underwrite business for alliance partners.

EquiTrust Life Insurance Company


WA
OR
CA
AK
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
HI
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
KY
TN
AL
OH
WV
GA
FL
PA
VA
NC
SC
VT
NH
DE
MD
DC

States licensed to transact business

EquiTrust Variable Alliances

Marketing arrangement for sale of variable life and annuity products:

- FBL supplies development, marketing and administrative support (back office)
- Alliance partners provide the sales force
- Sharing of risks, costs and profits
- Products of EquiTrust Life Insurance Company or the partner

8th Variable Alliance Partner Added

- Country Life Insurance Company
- United Farm Family Life Insurance Company
- Southern Farm Bureau Life Insurance Company
- Farm Bureau Life Insurance Company of Missouri
- American Equity Investment Life Insurance Co.
- Berthel Fisher & Company
- National Travelers Life Company
- Modern Woodmen of America

Number of Registered Representatives Growing


5,000
4,000
3,000
2,000
1,000
0
188
1,316
973
1,390
1,998
1,376
2,192
1,605
2,709
1,665
1998
1999
2000
2001
2002
Core Distribution
Alliance Partners

FBL Formed Coinsurance Agreement with National Travelers Life Company

- On May 1, 2001 FBL assumed 90% of NTL's traditional life, universal life and annuity business
- On May 1, 2001 FBL assumed 50% of NTL's new life and annuity business
- Added $0.15 per share to 2002 operating earnings

FBL Formed Coinsurance Agreement with American Equity

- Assuming certain equity-indexed and fixed rate annuities issued from August 1, 2001 through December 31, 2003
- $837 million in assumed premium during 2002
- Added $0.10 per share to 2002 operating earnings

Advantages of EquiTrust Life

- Ability to expand operations across United States
- Coinsurance/reinsurance company
- Flexibility of new markets outside of core distribution system
- Proven excellence in customer service/processing

"Everyone on the FBL team was just outstanding. Their approach and processes ensured excellent communication between our team and theirs. They are accessible and responsive and worked hard to help us 'do it our way'.

Together, we addressed and over-came numerous business issues that are specific to our organization - the result exceeded our expectations."

Larry Schreiber, Actuary
Modern Woodmen of America

"Our variable annuity partnership with FBL set the tone for our eventual product expansion into variable life insurance products. It became obvious to us that the ideal partner for the insurance products was the same organization that had already helped us develop a successful variable annuity offering - it was a 'no-brainer'.

FBL's commitment to continuous improvement ensures that we'll be able to provide high quality financial products to our customers in the future."

Carl Shepherd
Senior Vice President
United Farm Family

"FBL's wide scope of expertise had a huge impact on our ability to get to market quickly and cost-effectively. FBL offers a robust and competitive menu of fund options, which eliminates one of the hurdles for agents in the selling process.

Based on our research, the number of viable third party administrators for variable business in the marketplace today is extremely limited.

We looked hard at several TPAs and weren't convinced any of them could do the quality job FBL does for the price. We also didn't see the same long-term 'staying power' we felt we needed in our partner. We are very pleased with our relationship with FBL and have renewed our marketing agreement with them as a result."

Kevin Marti
Vice President, Life/Health Operations
COUNTRY Insurance and Financial Services

EquiTrust Life Insurance Company Assets Now at $1.9 Billion


Millions
$2,000
$1,500
$1,000
$500
$0
$76
$73
$89
$1,039
$1,855
1998
1999
2000
2001
2002

EquiTrust Life Insurance Company
2003 Initiatives

- Building a sales platform for EquiTrust products
- Expanded marketing opportunities in variable and fixed market place via independent product representatives
- Expanded product portfolios
- Coinsurance/reinsurance opportunities

FBL Financial Group has Demonstrated...

- Solid results from a niche market
- Expertise in consolidations
- Flexibility to adapt to changing marketplace
- Growth beyond the Farm Bureau core market
- Excellence in customer service

FBL Financial Group, Inc.

Sales, Marketing and the Farm Bureau Financial Services Brand

John Paule

Chief Marketing Officer

Farm Bureau Financial Services Core Channel Opportunities

- We are the exclusive Farm Bureau branded provider of life and investment products in 15 states
- Sales production comes from 1,855 exclusive, career agents in those 15 states
- We *directly* manage 1,111 exclusive, career agents in 8 of those states
- Our 8 state, directly-managed sales force goes to market as a seamless, single source of multi-line insurance and investment products.

Farm Bureau Life Market Territory



MT
ND
MN
WI
ID
SD
WY
IA
NE
UT
CO
KS
AZ
NM
OK

FBL manages multi-line insurance operations

FBL life products only

Farm Bureau Financial Services Core Channel Opportunities

- Our 15 state market population is over 39 million people
- Our 15 state territory includes 4 of the top-10 fastest growing U.S cities, and 4 of the top-5 fastest growing states
- Our 15 state Farm Bureau membership base is over 754,000 people
- Our core distribution channel currently consists of over 1,000 locations serving over 2.6 million policy owners

Share of Market

- 15 state life and annuity policy penetration against the adult population is nearly 2%. Our market share is significantly higher in our direct-managed sales territory.
- Life and annuity policy issuance against the 15-state Farm Bureau membership base is 68%.
- There is 1 life or annuity product present for every 4.5 Farm Bureau property casualty policies in our 15 states.
- There is significant growth opportunity in the open market as well as the membership organization.

Share of Wallet

- Measured in the states where we directly manage the sales force and property casualty operations
- The direct-managed multi-line distribution channel shows that 24% of the member-households own one or more life products
- 27% of the property casualty households own one or more life products
- 20% of our "captive" households own one or more life policies
- The cross-sell opportunity coupled with our multi-line approach in 8 states results in greater share of customer wallet

FBFS Customer Profiles

- Overall, 69%of our 8-state client base has no direct ties to production agriculture.
- In fact, over 1/3 of our clients reside in metropolitan areas
- Of the 66% of our clients who do not live in metropolitan areas, only 36% are directly tied to production agriculture - with the balance living in small towns or rural communities
- Our average life or annuity client is 48 years of age
- Our life and annuity client base is split fairly even:
  - 56% male, 44% female

FBFS Branding and Advertising

- Farm Bureau brand strength is directly tied to size and strength of the membership and policy base in each state.
- The Farm Bureau brand is very recognizable in markets and segments tied to agriculture.
- In growing metro markets, the brand is often viewed as exclusive to farmers. The brand is sometimes perceived to be connected to government agencies.
- While the brand has strong affinity in rural markets, it can evoke false stereotypes from some metropolitan markets. In addition, both market segments do not fully recognize the breadth of our product and services offering.

FBFS Branding and Advertising

- To achieve our goal of gaining share in growth markets, we set out to address brand perceptions and break-down undesirable stereotypes.
- Our challenge was to reinforce the brand with those who value the agricultural affinity, and *broaden* their awareness of our products and services offerings.
- At the same time, we needed to challenge people in metropolitan areas to look beyond the name, and *increase* their awareness of - and access to - our products and services offerings.

FBFS Branding and Advertising

- We repositioned and broadened our brand as Farm Bureau Financial Services, referencing "Insurance and Investments".
- We openly challenged consumer views of our brand through a new advertising campaign, "Think you know us…Think again".
- The campaign continues to test well within the agricultural niche, and even better with those outside the niche - particularly growing metropolitan markets.
- The campaign has proven successful in increasing company awareness, and improving company image.

Sales Growth Plans and Programs

- Our annual sales goal is to grow at a rate faster than the industry
- We define "the industry" by segmenting it into several distinct peer groups of companies, and comparing our production to each
- Our 2003 goal for direct premium growth is 8% over 2002 production
- We expect continued strength in fixed and variable annuity sales, as well as term and whole life sales

Key Programs for Sales Growth

- Growing field distribution through focus and redefinition of management role in 8 states
- Expanding Life and Investment Specialist to help generalist, multi-line agents successfully cross-sell life and investment products
- Building a Professional Practice program encourages hiring production assistants with the goal of exceeding life production goals and million dollar round-table status
- Continued emphasis on the "middle 60%" of our agent producers
- Direct mail, additional coverage, and product conversion offers that drive product migration and premium growth

Alliance Marketing

- Current strategy emphasizes partnerships with companies just entering variable products marketplace. Partners bring established distribution systems while we provide product delivery and sales support platforms
- Extended strategy adds network of external product wholesalers, independent agents, and makes EquiTrust Life products available in all states (except New York)
- Strategy based on variable cost structure, extending our existing infrastructure, products and staff
- Our priority for 2003 is readying the sales platform for EquiTrust products, so production will be modest

FBL Financial Group, Inc.

A View From the Field

Rick Fleener
Farm Bureau Financial Services Agent

FBL Financial Group, Inc.

Financial Review

Jim Noyce
Chief Financial Officer

Net Income / Operating Income Per Common Share



$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.31
$1.62
$1.64
$1.94
$2.07*
$1.97*
$2.07*
$1.97*
2001
2002
2003
Net Income per common share
Operating Income per common share

* FBL guidance of $1.97 - $2.07

FBL Financial Group, Inc.

continuity drives growth...

Operating Return on Equity


12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
8.9%
10.0%
2001
2002
Securities at Cost

FBL Financial Group, Inc.

continuity drives growth...

Key factors driving 2002 Results

- Coinsurance Agreements:
  - American Equity Investment Life Insurance Company (AE)
  - National Travelers Life Company (NTL)
- Increased investment income from acceleration of net discount accretion
- Net investment income from increased average invested assets

Key factors driving 2003 Results

- American Equity coinsurance agreement
- Sales growth of 8% from core distribution
- Expense control
- Spread management

Traditional Products Constitute Majority of 2002 Pre-Tax Operating Earnings


Millions
$65
$55
$45
$35
$25
$15
$5
($5)
$20
$29
$50
$61
$6
($1)
($3)
($2)
Trad. Annuities
Trad. & Univ Life
Variable
Corp & Other
2001
2002

FBL Financial Group, Inc.

continuity drives growth...

Collected Premiums by Line of Business



Millions
$1,200
$1,000
$800
$600
$400
$200
$0
$1,041
$838
$389
$280
$109
$203
$164
$174
$116
$134
$3
$1
Trad Ann
Trad & UL
Variable
A&H
AE 2001 2002
2001 2002

FBL Financial Group, Inc.

continuity drives growth...

Asset-Liability Management

Our approach

Portfolio strategy

Spread Management

Universal Life Spreads


On a statutory basis for direct business
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Mar. 31, 2001
June 30, 2001
Sept. 30, 2001
Dec. 31, 2001
Mar. 31, 2002
June 30, 2002
Sept. 30, 2002
Dec. 31, 2002
Jan. 1, 2003
Yield
Crediting Rate
Spread

FBL Financial Group, Inc.

continuity drives growth...

Recent Annuity Interest Rate Revisions


7.0%
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
Jan
Feb
Mar
Apr
May
June
July
Aug
Sept
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
June
July
Aug
Sept
Oct
Nov
Dec
Jan
Feb
* Product discontinued 09/02
2001
2002
2003
SPIA
FPDA
SPDA

Exceeding Individual Annuity Target Spreads



On a statutory basis for direct business
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Mar. 31, 2001
June 30, 2001
Sep.30, 2001
Dec. 31, 2001
Mar. 31, 2002
June 30, 2002
Sep. 30, 2002
Dec. 31, 2002
Jan. 1, 2003
Yield
Crediting Rate
Spread

Annuity Guaranteed Minimum Crediting Rates


Basis points over guaranteed minimum
>100 bp
50-100 bp
<50 bp
at guaranteed minimum

- Average 2002 crediting rate - 5.45%
- Guaranteed minimum crediting rates range from 3.00%-5.50%
- Weighted average guaranteed crediting rate - 3.19%

Book Value Per Common Share Increases



$30
$25
$20
$15
$10
$5
$0
$17.46
$15.94
$18.13
$17.35
$19.10
$20.50
$20.28
$23.71
1999
2000
2001
2002
BV, securities at cost
BV, securities at market

Indicated Dividend Yield



ANAT
HMN
KCLI
PL
NFS
MNY
Average
FFG
AMH
PFG
GFR
3.6%
3.0%
2.8%
2.3%
2.1%
2.1%
2.1%
2.0%
1.5%
0.9%
0.7%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%

Statutory Financial Review

In millions

	Farm Bureau Life	EquiTrust
2002 Statutory net income	$ 14.2	$ 10.6
12/31/02 Capital and surplus	391.8	78.3
RBC ratio	3.15	2.27
AM Best rating	A+	A

FBL Financial Group is well positioned

- Capital strength
- Improved ROE
- Continued revenue growth
- Continued solid earnings performace

growth
starts with solutions

FBL Financial Group, Inc.

Capital Structure and Capital Planning

Jim Brannen
Vice President - Finance

Total Capitalization

	December 31, 2002 *(Dollars in thousands)*
Debt……………………………………………………….	$40,000
Mandatorily redeemable preferred stock…………..	85,514
Trust preferred securities…………………………….	97,000
Preferred stock…………………………………………	3,000
Common stockholder's equity, securities at cost…	563,218
Unrealized investment gains…………………………	95,145
Total capitalization, securities at market…………..	$883,877
Debt/total capitalization, securities at market…….	14.2%

Managing Capital has always been important for FBL

7/18/96
FBL goes public at a split adjusted IPO price of $8.75
NYSE: FFG

4/04/1997
Repurchased $25 million of stock from Farm Bureau shareholders

2/09/98
Exchanged home office properties for 2.5 million shares of common stock

6/08/98
Repurchased $25 million of stock

12/02/99
Completed $25 million stock repurchase

12/21/99
Another $25 million stock repurchase plan authorized

10/26/00
$75 million tender offer and repurchase

1/01/01
Acquisition of Kansas Farm Bureau Life Insurance Company

5/01/01
National Travelers Life coinsurance agreement

12/19/01
American Equity coinsurance agreement

2002
Significant growth in collected premiums

- 2002 -

Recent Growth Requires Additional Capital Focus and Planning



In Billions
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
1997
1998
1999
2000
2001
2002
Life Reserves
Annuity Reserves
Total Capitalization

Capital Planning

Multi-year modeling approach

Key outputs

Uses of key outputs

Preferred Stock Redemption Options

- Holding company liquidity
- Borrowing capacity
- Farm Bureau Life extraordinary dividend limitation

FBL Financial Group, Inc.

Expense Management at FBL

FBL Expense Task Force

- Comprised of senior executives and finance staff
- Target setting by functional area
- Variance reporting
- Part of corporate bonus

Expense Ratio



Ratio:
26.1%
30.3%
29.9%
32.3%
29.9%
17.6%
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
1997
1998
1999
2000
2001
2002
Premiums Collected
Statutory Expenses

FBL Financial Group, Inc.

American Equity Coinsurance Agreement

Don Seibel
Vice President - Accounting

American Equity Coinsurance Agreement

- Product overview
- Impact on financial statements
- Funding of index credits
- Spreads

Products Overview

- Mix of business - 71% equity-indexed annuities
  - 29% fixed rate annuities

- Premiums by quarter:

	Assumed Premiums *(in millions)*	Reinsurance %
In-force block	$ 139	70%
Q4 2001	280	70
Q1 2002	189	40
Q2 2002	235	40
Q3 2002	233	40
Q4 2002	181	40
2003		40

Products Overview

- High commission, high surrender charges
- Low surrender activity
- Bonus interest
- 3% cumulative interest guarantee

How does an equity-indexed annuity work?

$100,000 EIA

- **Fixed Strategy $40,000**
  - Credits interest @ 4.5%
- **Index Strategy $60,000**
  - Amount credited tied to index performance

Guaranteed return - generally 3%

- Index resets annually

American Equity Coinsurance Results

	Q4 2002 *(in thousands)*
Revenues	
Interest sensitive product charges	$ 917
Investment income	19,663
Derivative income (loss)	
Proceeds from option settlements	2,031
Option value change due to market	3,582
Option value change due to time	(5,453)
	160
Total revenues	$ 20,740

American Equity Coinsurance Results

		2002 (in thousands)
Total revenues	$	20,740
Benefits and expenses		
Interest credited - excl. minimum guarantee		7,855
Interest credited - minimum guarantee		2,472
Index credits		2,350
Change in FAS 133 reserve		2,457
Total interest sensitive product benefits		15,134
Total underwriting expenses		2,933
Total benefits and expenses		18,067
Pre-tax income	$	2,673

Option Proceeds *vs.* Index Credits

		Q4 2002
		(in thousands)
Proceeds from option settlements	$	2,031
Index credits		(2,350)
	$	(319)

- Options generally purchased once a week
- Timing difference on option settlements

Spreads

	2002
Portfolio yield	6.65%
Interest credited/option cost	4.39
Impact of interest guarantees	.36
Spread earned	1.90%
Target spread	2.30%

FBL Financial Group, Inc.

Deferred Acquisition Costs
and
Guaranteed Minimum Death Benefits

Rod Bubke
Life Financial Vice President

DAC Balances

Pre-FAS 115 (dollars in millions)

	December 31, 2002		December 31, 2001	
Fixed Annuity	$ 50.8	9.9%	$ 38.9	10.6%
Permanent Life	73.8	14.3	60.9	16.5
Term	39.3	7.6	34.4	9.3
Universal Life	63.5	12.3	63.7	17.3
Variable Annuity	23.0	4.5	18.8	5.1
Variable Universal Life	97.6	18.9	94.4	25.6
American Equity	167.7	32.5	57.0	15.5
Total	$ 515.7	100.0%	$ 368.1	100.0%

DAC Amortization Periods

- Fixed Annuities - Core business 30 years
  - American Equity 15 years
- Permanent Life - 40 years
- Term - Premium paying period, which varies
- Universal Life - 30 years
- Variable Annuities - 20 years
- Variable Universal Life - 30 years

DAC Methodology

- Deferred amounts for direct business is determined by estimates from various areas of the company
- Deferred amounts for assumed business is a function of the reinsurance treaties
- Allocation of expenses to segments in projecting EGP's is based on estimates of various areas in the company updated on an annual basis

DAC Methodology

- Appropriate for the type of product, FAS 60, FAS 97, FAS 120
- "True-up" each quarter to reflect actual profits, including the impact of realized capital gains and losses
- "Unlock" on an annual basis by reprojecting future profits
- Use "reversion to the mean" concept for variable business

Amortization Run Rates

- Farm Bureau Life - approximately $4 million per quarter
- EquiTrust Life - approximately $3 million per quarter and growing
- Amounts can vary from quarter to quarter to reflect actual experience

Guaranteed Minimum Death Benefits

- Bulk of Farm Bureau Life business is return of premium
- Current issues are annual ratchet in design
- Alliance business:
  - Most partners are annual ratchet
  - Largest partner is annual reset
- Net exposure of $43.7 million
- Statutory reserve of $0.8 million
- GAAP reserve of $0.5 million

GMDB Developments

Phase II of NAIC C-3 Project

Proposed AcSEC SOP

FBL Financial Group, Inc.

FFG Investments

A Review of 2002 and A Look into 2003

Lou Ann Sandburg
Vice President - Investments

Bob Rummelhart
Investment Vice President

FBL Financial Group
5 Years of Asset Growth



Millions
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
EquiTrust Life
Farm Bureau Life
$3.0
$3.1
$3.0
$4.4
$5.5
1998
1999
2000
2001
2002

Investment Considerations

Key Issues

- Risk/return analysis
- Asset/liability factors

Investment Considerations

Integrated Approach

- Asset portfolio driven by nature of liabilities
- Assets segmented to back specific product
- Duration and spread managed by segment

Farm Bureau Life Insurance Company
Segment Duration Management

	Assets*	Liabilities
Annuity	3.69	3.75
Group	4.66	6.53
SCILC	5.37	5.52
Trad	5.71	7.05
UL	4.42	5.00
	4.50	5.26

* Duration from BondEdge

EquiTrust Life Insurance Company
Segment Duration Management

	Assets*	Liabilities
Annuity	2.90	2.38
Trad	5.27	15.10
UL	4.05	5.49
AE	4.27	6.22
	4.74	6.16

* Duration from BondEdge

Strong and Experienced Securities Staff

- Asset management divided by asset type
- Professional staff - all portfolio managers have CFA
- Experience in corporate bonds and mortgage-backed securities


solutions
begin with people

Strong and Experienced Securities Staff

- **Lead Portfolio Manager also manager of Equitrust Series Strategic Yield Portfolio**
  - Morningstar - Five Stars *****
  - On 10-year basis total return of 6.68% ranked 5/90 (after expenses)
  - On 10-year basis standard deviation is half of peer group (3.58 vs 7.84)

Farm Bureau Life Insurance Company
Investment Portfolio
Statutory Basis

December 2002



Mtg Loans 9.5%
Stocks 5.4%
Other 0.5%
Policy Loans 3.9%
Fixed Income Securities 80.7%

December 2001



Mtg Loans 8.8%
Stocks 5.8%
Other 0.7%
Policy Loans 4.3%
Fixed Income Securities 80.4%

Farm Bureau Life Insurance Company
Securities Portfolio

December 31, 2002



Cash
5.7%
Government
1.8%
Structured
40.2%
Corporate
Bonds
46.0%
Equity-
Common
4.4%
Equity-
Preferred
1.9%

Farm Bureau Life Insurance Company
Corporate Bonds

Type	Book Value as of 12/31/02	% of Corp Bonds	% of Portfolio
Private Highly Marketable	$ 320,582,230	22%	9%
Private Placement	176,104,353	12%	5%
Public Offering	988,460,975	66%	29%
Total Corporate Bonds	$ 1,485,147,559	100%	43%

Farm Bureau Life Insurance Company
Structured Securities

	Book Value as of 12/31/02	% of Structured	% of Portfolio
Asset Backed Securities (ABS)	$ 152,431,967	11.1%	4.5%
Commercial Mtg Backed Sec (CMBS)	210,998,742	15.3%	6.2%
Residential (CMOs and PASS THRUs)	1,011,592,214	73.6%	29.6%
Total Structured Product	**$ 1,375,022,923**	**100.0%**	**40.3%**

Farm Bureau Life Insurance Company
Asset-Backed Securities

	Book Value as of 12/31/02	% of Structured	% of Portfolio
ABS - Manufactured Housing	$ 48,397,528	3.5%	1.4%
ABS - Home Equity	48,259,532	3.5%	1.4%
ABS - Other *	55,774,906	4.1%	1.7%
Total ABS	$ 152,431,967	11.1%	4.5%

* Primarily Home Improvement Loans

Farm Bureau Life Insurance Company
Commercial Mortgage-Backed Securities

	Book Value as of 12/31/02	% of Structured	% of Portfolio
Commercial MBS	$ 118,815,189	8.6%	3.5%
Project Loans - Pass Thru	92,183,554	6.7%	2.7%
Total CMBS	$ 210,998,742	15.3%	6.2%

Farm Bureau Life Insurance Company
Residential Mortgage-Backed Securities

		Book Value as of 12/31/02	% of Structured	% of Portfolio
Agency CMO	$	133,204,726	9.7%	3.9%
Whole Loan CMO		743,002,173	54.0%	21.8%
GNMA Pass Thru		135,385,315	9.9%	3.9%
Total Residential	$	1,011,592,214	73.6%	29.6%

Farm Bureau Life Insurance Company
Total Structured Securities

	Book Value as of 12/31/02	% of Structured	% of Portfolio
ABS - Man. Housing	$ 48,397,528	3.5%	1.4%
ABS - Home Equity	48,259,532	3.5%	1.4%
ABS - Other	55,774,906	4.1%	1.7%
Total ABS	$ 152,431,967	11.1%	4.5%
Commercial MBS	118,815,189	8.6%	3.5%
Proj Loans - Pass Thru	92,183,554	6.7%	2.7%
Total CMBS	210,998,742	15.3%	6.2%
Agency CMO	133,204,726	9.7%	3.9%
WL CMO	743,002,173	54.0%	21.8%
Total Residential CMOs	876,206,899	63.7%	25.7%
GNMA Pass Thru	135,385,315	9.9%	3.9%
Total Residential MBS	1,122,590,957	73.6%	29.6%
Total Structured Issues	$ 1,375,022,922	100.0%	40.3%

Farm Bureau Life Insurance Company
Quality of Bond Portfolio

December 31, 2002


Non-Inv. Grade
7.5%
NAIC 2
27.6%
NAIC 1
64.9%

- Non-investment grade bonds are 57.93% of total surplus

December 31, 2001


Non-Inv. Grade
6.9%
NAIC 2
33.4%
NAIC 1
59.7%

- Non-investment grade bonds are 53.35% of total surplus

Farm Bureau Life Insurance Company
Quality of Bond Portfolio Compared to Industry



Percent of Portfolio
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Farm Bureau Life (12/31/02)
Industry (12/31/01)
64.9%
61.7%
27.6%
30.8%
4.6%
4.4%
1.8%
2.1%
1.0%
.07%
.02%
.03%
1
2
3
4
5
6
NAIC Rating

Farm Bureau Life Insurance Company Security Commitments


Pub. Corp.
Structured
All Other
Percent of Purchases
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1997
1998
1999
2000
2001
2002

Farm Bureau Life Insurance Company
Fixed Income Acquisition Details

2002

- Made at overall average spread to the U.S. Treasury market of 220 basis points
- Average years to worst of 10 years
- Average quality: A1

Farm Bureau Life Insurance Company
Portfolio Summary

	2002	2001	2000
Average Quality	A1	A1	A1
Yield to Maturity/Call	5.68%	7.04%	7.92%
Effective Duration	4.16	4.89	4.37
Convexity	0.09	0.03	-0.03
Book Yield	7.40%	7.84%	8.12%
Average Life	6.37	8.40	8.05

EquiTrust Life Insurance Company
Investment Portfolio
Statutory Basis

December 2002


Policy Loans 1.5%
Mtg Loans 5.5%
Fixed Income Securities 93.0%

December 2001


Policy Loans 3.2%
Mtg Loans 3.3%
Fixed Income Securities 93.5%

EquiTrust Life Insurance Company Securities Portfolio

December 31, 2002


Cash
2.2%
Government
11.4%
Corporate
Bonds
21.3%
Equity-
Common
0.03%
Structured
65.1%

EquiTrust Life Insurance Company
Corporate Bonds

Type	Book Value as of 12/31/02	% of Corp Bonds	% of Portfolio
Private Highly Marketable	$ 40,785,598	14%	3%
Private Placement	59,022,756	21%	4%
Public Offering	187,803,573	65%	13%
Total Corporate Bonds	$ 287,611,926	100%	20%

EquiTrust Life Insurance Company
Structured Securities

	Book Value as of 12/31/02	% of Structured	% of Portfolio
Asset Backed Securities (ABS)	$ 5,944,290	0.6%	0.4%
Commercial Mtg Backed Sec (CMBS)	24,626,125	2.7%	1.7%
Residential (CMOs and PASS THRUs)	890,003,345	96.7%	63.0%
Total Structured Product	**$ 920,573,760**	**100.0%**	**65.1%**

EquiTrust Life Insurance Company
Residential Mortgage-Backed Securities

	Book Value as of 12/31/02	% of Structured	% of Portfolio
Agency CMO	$ 26,989,001	2.9%	1.9%
Whole Loan CMO	839,044,177	91.2%	59.4%
GNMA Pass Thru	23,970,167	2.6%	1.7%
Total Residential	**$ 890,003,345**	**96.7%**	**63.0%**

EquiTrust Life Insurance Company
Total Structured Securities

	Book Value as of 12/31/02	% of Structured	% of Portfolio
ABS - Home Equity	$ 2,930,061	0.3%	0.2%
ABS - Other	3,014,229	0.3%	0.2%
Total ABS	$ 5,944,290	0.6%	0.4%
Commercial MBS	24,626,125	2.7%	1.7%
Total CMBS	24,626,125	2.7%	1.7%
Agency CMO	26,989,001	2.9%	1.9%
WL CMO	839,044,177	91.2%	59.4%
Total Residential CMOs	866,033,178	94.1%	61.3%
GNMA Pass Thru	23,970,167	2.6%	1.7%
Total Residential MBS	914,629,470	99.4%	63.0%
Total Structured Issues	$ 920,573,760	100.00%	65.1%

EquiTrust Life Insurance Company
Quality of Bond Portfolio

December 31, 2002



NAIC 2
11.0%
Non-Inv. Grade
1.9%
NAIC 1
87.1%

- Non-investment grade bonds are 31.69% of total surplus

December 31, 2001



NAIC 2
19.5%
Non-Inv. Grade
0.5%
NAIC 1
80.0%

- Non-investment grade bonds are 7.79% of total surplus

EquiTrust Life Insurance Company
Quality of Bond Portfolio Compared to Industry



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Percent of Portfolio
EquiTrust Life (12/31/02)
Industry (12/31/01)
87.1%
61.7%
11.0%
30.8%
1.7%
4.4%
0.1%
2.1%
0.1%
0.7%
.01%
.03%
1
2
3
4
5
6
NAIC Rating

EquiTrust Life Insurance Company Security Commitments



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Percent of Purchases
Pub. Corporate
Structured
U.S. Treasury
Agency
Other
1998
1999
2000
2001
2002

EquiTrust Life Insurance Company
Fixed Income Acquisition Details

2002

- Made at overall average spread to the U.S. Treasury market of 214 basis points
- Average years to worst of 12 years
- Average quality: AA1

EquiTrust Life Insurance Company Portfolio Summary

	2002	2001	2000
Average Quality	AA1	AA2	AA1
Yield to Maturity/Call	4.63%	6.47%	6.87%
Effective Duration	4.10	5.80	3.69
Convexity	-0.75	-0.63	-0.31
Book Yield	7.03%	6.73%	6.85%
Average Life	5.24	8.52	5.77

Farm Bureau Life / EquiTrust Life Duration Analysis as of 12/31/02



Effective Duration
8
7
6
5
4
3
2
1
0
FB Life
EquiTrust
6.92
4.68
5.67
4.24
4.16
4.10
4.04
3.12
4.01
3.03
200 bp
100 bp
No Change
-100 bp
-200 bp
Basis Point Change

FBL Financial Group
Investment Portfolio
Statutory Basis

December 2002


Policy Loans 3.3%
Other 0.3%
Mtg Loans 8.4%
Stocks 3.9%
Fixed Income Securities 84.1%

December 2001


Policy Loans 4.1%
Other 0.6%
Mtg Loans 7.9%
Stocks 4.8%
Fixed Income Securities 82.6%

FBL Financial Group Investment Portfolio
Quality of Bond Portfolio Compared to Industry



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Percent of Portfolio
FB Life/EquiTrust Life (12/31/02)
Industry (12/31/01)
71.9%
61.7%
22.4%
30.8%
3.7%
4.4%
1.3%
2.1%
0.7%
0.7%
0.1%
0.3%
1
2
3
4
5
6
NAIC Rating

FBL Financial Group, Inc.

continuity drives growth...

FBL Financial Group
Investment Portfolio
Statutory Basis

	2002	2001	2000
Average Quality	AA3	A1	AA1
Yield to Maturity/Call	5.36%	6.93%	7.90%
Effective Duration	4.13	5.06	4.35
Convexity	-0.14	-0.09	-0.04
Book Yield	7.27%	7.63%	8.09%
Average Life	6.01	8.42	8.00

Strong and Experienced Real Estate Staff

- Professional staff - all with MBA degrees
- Development experience in land, office, retail and industrial
- Extensive asset and property management experience


solutions
begin with people

FBL Financial Group Investment Portfolio
Commercial Mortgage Summary

December 31, 2002

Outstanding Principal Balance	$459,289,276
Weighted Average	
Coupon Rate	7.56%
Maturity	10.29 years
Delinquency	0.02%

FBL Financial Group
Commercial Mortgage Portfolio Summary

	FB Life	EquiTrust Life
Mortgage Principal Balance	$ 374,353,758	$ 84,935,517
Invested Assets	$ 3,979,902,563	$ 1,525,697,232
% of Invested Assets	9.41%	5.57%

FBL Financial Group
Commercial Mortgage Loan Production Summary

2002 Production

Loans Funded	$153,500,000
Weighted Average (bond equiv. basis)	
Yield	7.42%
Average Life	10.68 years
Spread over Treasuries	265 bp

FBL Financial Group
Portfolio by Geographic Region


Pacific
29%
Mountain
13%
W. N. Ctrl.
11%
E. N. Ctrl.
15%
Mid Atlantic
1%
NE
7%
W. S. Ctrl.
18%
E. S. Ctrl.
0%
S. Atlantic
6%

Total portfolio: $350,611,921

FBL Financial Group
Portfolio by Property Type

December 31, 2002


Other
5%
County Office
1%
Office*
30%
Retail
30%
Medical Office
9%
Industrial
25%

* Downtown, suburban, single-tenant

Looking into 2003

- Anticipate modest upturn in rates by end of the year
  - Do not see need to "pay up" for cash flow certainty at this time
  - High quality corporate bonds expensive at this time relative to structured product

Looking into 2003

- Work toward more balance in commitments between structured product and corporate bonds
- Use caution in commercial mortgage market due to developing valuation issues

FBL Financial Group, Inc.

continuity

drives growth